Exhibit 10.2

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT TO

PROPANE SALES CONTRACT

THIS AMENDMENT to the Propane Sales Contract (the “Amendment”) dated this 15th day of June 2010 (the “Effective Date”) is entered into by Gas Supply Resources, LLC as “Buyer” and Spectra Energy Propane, LLC as “Seller”.

R E C I T A L S

A.	Buyer and Seller have previously entered into a Propane Sales Contract dated May 1, 2008 (the “Original Agreement”).

B.	Buyer and Seller desire to amend the Original Agreement in certain respects, (as amended, the “Agreement”).

NOW THEREFORE, in consideration of the premises, mutual covenants and other good and valuable consideration herein set forth, the parties hereto agree as follows:

1.	Paragraph 1 entitled “Term” shall be deleted and replaced as follow:

The term of this Contract shall run during the period from May 1, 2008 through April 30, 2012. The term shall be divided into contract years (each, a “Contract Year”) commencing on March 1 and ending on the next succeeding April 30.

2.	In consideration for shortening the term of the Original Agreement, Seller shall pay to Buyer a lump sum payment of $3,000,000 within ten (10) days of the Effective Date of this Amendment.

3.	Exhibit A shall be deleted and replaced with Exhibit A-1 attached hereto and incorporated herein.

4.	Except as modified and amended herein, the other terms and provisions of the Original Agreement shall remain in full force and effect.

5.	This Amendment shall become effective as of the Effective Date.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers of the day and year first above written.

BUYER:
GAS SUPPLY RESOURCES, LLC

By:	/s/ Mark Borer
MARK BORER
PRESIDENT & CHIEF EXECUTIVE OFFICER

SELLER:
SPECTRA ENERGY PROPANE, LLC

By:	/s/ Laura Buss Sayavedra
LAURA BUSS SAYAVEDRA
VICE PRESIDENT

EXHIBIT “A-1”

to the Propane Sales Contract

Dated May 1, 2008

Between

Gas Supply Resources, LLC

and

Spectra Energy Propane, LLC

Table of Differentials Used to Determine the

Delivered Price for each Contract Year

Contract Year	Differential
May 1, 2008 to April 30, 2009	[***]
May 1, 2009 to April 30, 2010	[***]
May 1, 2010 to April 30, 2011	[***]
May 1, 2011 to April 30, 2012	[***]

3